UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 20, 2016
Active Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK 12, Austin, Texas	78758
(Address of principal executive offices)	(Zip Code)

(512) 836-6464
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Class II Director to Retire

On January 20, 2016, Dr. Ake Almgren, current Class II Director and Chairman of the Board of Directors (“Board”) of Active Power, Inc., a Delaware corporation (“Company”), indicated that he had decided to retire and tendered his resignation from the Company’s Board to be effective after the Company’s annual meeting of stockholders to be held in 2016 (“2016 Annual Meeting”). Dr. Almgren’s resignation was not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Appointment of Class II Director

On January 20, 2016, the Company’s Board increased the size of the Board from seven to eight directors and appointed Mr. Daryl Dulaney to the Board as a Class II Director.  Mr. Dulaney was recommended to the Nominating and Corporate Governance Committee by Mr. Peter Gross, one of our Board members.  There is no arrangement or understanding between Mr. Dulaney and any other persons pursuant to which Mr. Dulaney was elected as a director. The Board has elected Mr. Dulaney to succeed Dr. Almgren as Chairman of the Board effective after the 2016 Annual Meeting. Mr. Dulaney is expected to be named to one or more committees at a future Board meeting.  There are no family relationships between Mr. Dulaney and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Dulaney will receive compensation from the Company for his service on the Board in accordance with the terms of the Company’s non-employee director compensation and equity ownership policy, the material terms of which are described under the caption “Overview of Director Compensation and Procedures” in the Company’s definitive proxy statement on Schedule 14A filed on March 19, 2015. The Company entered into its standard form of indemnification agreement with Mr. Dulaney.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2016, the Company issued a press release announcing Mr. Dulaney’s appointment to the Board of Directors and the pending retirement of Dr. Ake Almgren.  A copy of the Company’s press released is furnished with this Form 8-K and attached hereto as Exhibit 99.1.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Active Power, Inc. dated January 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: January 26, 2016	By: /s/ James A. Powers
James A. Powers
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Active Power, Inc. dated January 26, 2016.